UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2016

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2016, Shire plc, a Jersey public limited company (“Shire”), announced the completion of the previously announced offering of $3,300,000,000 aggregate principal amount of 1.900% Senior Notes due 2019 (the “2019 Notes”), $3,300,000,000 aggregate principal amount of 2.400% Senior Notes due 2021 (the “2021 Notes”), $2,500,000,000 aggregate principal amount of 2.875% Senior Notes due 2023 (the “2023 Notes”) and $3,000,000,000 aggregate principal amount of 3.200% Senior Notes due 2026 (the “2026 Notes” and, together with the 2019 Notes, the 2021 Notes and the 2023 Notes, the “Notes”) issued by its wholly owned subsidiary, Shire Acquisitions Investments Ireland Designated Activity Company (the “Company”), and guaranteed by Shire. In connection with the issuance of the Notes, the Company and Shire entered into an indenture, dated as of September 23, 2016 (the “Base Indenture”), among the Company, Shire and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented to by a First Supplemental Indenture, dated as of September 23, 2016 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Company, Shire and the Trustee.

The Notes are the Company’s senior unsecured indebtedness and are fully and unconditionally guaranteed on a senior unsecured basis by Shire. The 2019 Notes bear interest at a rate of 1.900% per annum, accruing from September 23, 2016. The 2019 Notes will mature on September 23, 2019, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. The 2021 Notes bear interest at a rate of 2.400% per annum, accruing from September 23, 2016. The 2021 Notes will mature on September 23, 2021, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. The 2023 Notes bear interest at a rate of 2.875% per annum, accruing from September 23, 2016. The 2023 Notes will mature on September 23, 2023, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. The 2026 Notes bear interest at a rate of 3.200% per annum, accruing from September 23, 2016. The 2026 Notes will mature on September 23, 2026, subject to earlier repurchase or redemption in accordance with the terms of the Indenture. Interest on the Notes is payable semi-annually in arrears on March 23 and September 23 of each year, beginning on March 23, 2017.

At any time and from time to time prior to their maturity date in the case of the 2019 Notes, the date that is one month prior to their maturity date in the case of the 2021 Notes, the date that is two months prior to their maturity date in the case of the 2023 Notes and the date that is three months prior to their maturity date in the case of the 2026 Notes, the Company may redeem some or all of the Notes of the applicable series, upon not less than 30 nor more than 60 days’ prior notice, at a price equal to the greater of (1) 100% of the aggregate principal amount of any Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date and (2)(a) in the case of the 2019 Notes, the sum of the present values of the remaining scheduled payments of principal and interest in respect of the 2019 Notes to be redeemed (not including any portion of interest accrued to, but excluding, the redemption date for the 2019 Notes to be redeemed), discounted to such redemption date, on a semi-annual basis, at the applicable treasury rate plus 15 basis points, plus accrued and unpaid interest to, but excluding, the redemption date of the 2019 Notes to be redeemed and (b) in the case of the 2021 Notes, the 2023 Notes and the 2026 Notes, the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed from the redemption date to, but excluding (in the case of interest) the applicable par call date (not including any portion of the interest accrued to, but excluding, the redemption date), discounted to such redemption date on a semi-annual basis at the applicable treasury rate plus (i) 20 basis points, in the case of the 2021 Notes, (ii) 25 basis points, in the case of the 2023 Notes, and (iii) 25 basis points, in the case of the 2026 Notes, plus, in each case, accrued and unpaid interest to, but excluding, the redemption date. At any time and from time to time on or after August 23, 2021 in the case of the 2021 Notes, July 23, 2023 in the case of the 2023 Notes and June 23, 2026 in the case of the 2026 Notes, the Company may redeem the 2021 Notes, the 2023 Notes or the 2026 Notes, in whole or in part, at its option, at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If the Company experiences certain change of control events with respect to a series of Notes, it must offer to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s Notes at a purchase price equal to 101% of the principal amount of Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

The Indenture contains covenants that, among other things, restrict Shire’s ability and the ability of certain of its subsidiaries to create secured capital markets indebtedness and Shire’s and the

Company’s ability to consolidate, merge or sell all or substantially all of its and its subsidiaries’ assets, taken as a whole. The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, breach of covenants or agreements, certain events of bankruptcy and insolvency and Shire’s guarantee of the Notes being held in any judicial proceeding to be unenforceable or invalid or ceasing to be in full force and effect. These covenants and events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture. If an event of default with respect to the Notes of a series occurs under the Indenture, the principal amount of all of the Notes of such series then outstanding, plus accrued and unpaid interest, if any, to the date of acceleration, may become immediately due and payable.

The Company has used the net proceeds from this offering to fully repay amounts outstanding under its bridge facilities agreement and intends to use any remaining net proceeds for general corporate purposes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture, a copy of which is filed as Exhibit 4.1 hereto, and the First Supplemental Indenture, a copy of which is filed as Exhibit 4.2 hereto. Each of the foregoing documents is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Indenture is incorporated by reference into this item.

Item 8.01.	Other Events

Shire plc has issued the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

To the extent that the Base Indenture or the First Supplemental Indenture included or incorporated by reference as an exhibit to this Current Report on Form 8-K contains representations and warranties by the Company, those representations and warranties were made solely for the benefit of the other parties to the Indenture and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to the Company if those statements prove to be inaccurate; (ii) may have been qualified in the Indenture by disclosures that were made to the other parties in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the applicable agreement.

We acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, we are responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

In addition, in connection with the issuance of the Notes by the Company, each of which are guaranteed by Shire, Shire is filing the following opinions of counsel solely for incorporation into the Registration Statement of the Company and Shire on Form S-3 (File No. 333-213502).

Exhibit Number	Description

4.1	Base Indenture, dated as of September 23, 2016, among the Company, Shire, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of September 23, 2016, among the Company, Shire, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP, U.S. counsel to Shire and the Company.

5.2	Opinion of Mourant Ozannes, Jersey counsel to Shire.

5.3	Opinion of Arthur Cox, Irish counsel to the Company.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Mourant Ozannes (included in Exhibit 5.2).

23.3	Consent of Arthur Cox (included in Exhibit 5.3).

99.1	Press Release dated September 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ W R Mordan
	Name:	Bill Mordan
	Title:	Company Secretary

Date: September 23, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Base Indenture, dated as of September 23, 2016, among the Company, Shire, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of September 23, 2016, among the Company, Shire, as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

5.1	Opinion of Davis Polk & Wardwell LLP, U.S. counsel to Shire and the Company.

5.2	Opinion of Mourant Ozannes, Jersey counsel to Shire.

5.3	Opinion of Arthur Cox, Irish counsel to the Company.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Mourant Ozannes (included in Exhibit 5.2).

23.3	Consent of Arthur Cox (included in Exhibit 5.3).

99.1	Press Release dated September 23, 2016